UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

WEJO GROUP LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-41091	98-1611674
(State or Other Jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

Canon’s Court
22 Victoria Street
Hamilton	Bermuda	HM12
(Address of Principal Executive Offices)		(Zip Code)
+44 8002 343065
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Share, par value $0.001 per share	WEJO	The NASDAQ Stock Market LLC

Warrants, each whole warrant exercisable for one share of common shares at an exercise price of $11.50	WEJOW	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 21, 2023 (the “Issuance Date”), Wejo Group Limited (the “Company”) issued and sold to Tim Lee, the Company’s Chairman of its Board (the “Noteholder”), an unsecured, non-convertible note (the “Note”) in the aggregate principal amount of $2,000,000 (the “Principal”). The Note also requires the Company to issue a Warrant (as defined below) to acquire the Company’s common shares (the “Common Shares”) upon the occurrence of a Subsequent Financing (as defined below) (the issuance of the Note and the Company’s obligation to issue the Warrant upon a Subsequent Financing together being referred to as the “Offering”). The Offering closed on March 21, 2023. The Company intends to use the proceeds from the Offering for general corporate purposes.

The Note matures on May 22, 2023 (the “Maturity Date”). The Note does not accrue interest, but the Company must pay a redemption premium of 110% of the principal amount of the Note (the “Redemption Premium”) to redeem the Note at or before the Maturity Date. The Note provides for customary events of default. If an event of default occurs, the Noteholder can provide notice to the Company that it is requiring the Company to repay the outstanding principal at the Redemption Premium within five business days of the delivery of receipt of such written notice. The Company will be subject to certain customary affirmative and negative covenants pursuant to the Note.

If the Company effects, directly or indirectly, an offering of any shares of capital stock, convertible securities, rights, options, warrants or any other kind of its securities in a financing completed during the one-year period following the issuance of the Note (a “Subsequent Financing”) then it must issue the Noteholder a five-year warrant exercisable for such number of the Common Shares determined by dividing 100% of the Principal by the closing price of the Common Shares as reported by Nasdaq on the trading day immediately prior to the issuance of securities in a Subsequent Financing, subject to a floor price equal to the higher of the closing bid price of the Common Shares and the “Nasdaq Minimum Price” (as defined in Nasdaq Rule 5635) as of the Issuance Date, at an exercise price per share equal to 110% the closing bid price of the Common Shares as reported by Nasdaq on the trading day immediately prior to the Subsequent Financing, subject to a floor price equal to the higher of the closing bid price of the Common Shares and the Nasdaq Minimum Price as of the Issuance Date (the “Warrant”).

Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 22, 2023, the Board of Directors of the Company approved a plan to reduce the Company’s workforce by approximately 40 employees, representing approximately 16% of the Company’s total current global workforce. This decision was based on cost-reduction initiatives intended to reduce operating expenses, focus on revenue growth opportunities, and target cash flow positive operations prior to the end of the first half of 2024.

The Company currently estimates that it will pay approximately $1.8 million in connection with the reduction in force, which consists of notice period and severance payments, previously accrued compensation expenses, and other related costs. The Company expects that these charges will be incurred in the second and third quarters of 2023, and that the reduction in force will be substantially complete in the third quarter of 2023, subject to local law and consultation requirements. The charges the Company expects to incur are subject to assumptions, including local law requirements, and actual charges may differ from the estimate disclosed above.

In the aggregate, the Company currently expects the reduction in force to result in approximately $10 million in annualized cash operating expense savings.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this communication, including statements regarding the Company’s future operating results and financial position, business strategy and plans, objectives of management for future operations are forward-looking statements. These statements are based on the Company’s current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding the Company’s business, the economy and other future conditions.

These forward-looking statements generally are identified by the words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “opportunity,” “plan,” “potential,” “project,” “representative of,” “scales,” “should,” “strategy,” “valuation,” “will,” “will be,” “will continue,” “will likely result,” “would,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are based on current assumptions, estimates, expectations, and projections of the management of the Company and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the projected financial information, anticipated growth rate and market opportunity of the Company; (ii) the ability to maintain the listing of the Company’s common shares and Company warrants on the NASDAQ Stock Market LLC; (iii) the Company’s public securities’ potential liquidity and trading; (iv) the Company’s ability to continue as a going concern; (v) the Company’s ability to raise financing in the future and access to capital facilities; (vi) the Company’s ability to close its pending merger with TKB Critical Technologies 1; (vii) the Company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors; (viii) the impact of the regulatory environment and complexities with compliance related to such environment, including compliance with restrictions imposed by federal law and data/privacy law in “internet of things” milieu; (ix) economic impacts, including inflation and a potential recession; (x) the Company’s ability to successfully implement cost reduction initiatives; (xi) the impact of war, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; and (xii) factors relating to the business, operations and financial performance of the Company and its subsidiaries. The foregoing list of factors that may affect the business, financial condition or operating results of Wejo is not exhaustive. Additional factors are set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), and further information concerning Wejo may emerge from time to time. In particular, you should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s (i) Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022 (as amended on April 11, 2022), (iii) Forms 10-Q filed with the SEC on May 16, 2022, August 15, 2022 and November 21, 2022, and (c) other documents filed or to be filed by the Company with the SEC. There may be additional risks that Wejo does not presently know or that Wejo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Readers are urged to consider these factors carefully in evaluating these forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law, whether as a result of new information, future events, or otherwise. The Company gives no assurance that it will achieve its expectations.

Item 7.01 Regulation FD Disclosure.

On March 23, 2023, the Company issued a press release (the “Press Release”) announcing that it anticipates an earlier free cash flow break even point based on the implementation of certain cost reductions and the right-sizing of operational processes to meet market conditions. In addition, the Company posted on its website an investor presentation with updated financial information and projections for the Company (the “Presentation”). Copies of each of the Press Release and Presentation are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference.

The information set forth in this Item 7.01 and the exhibits incorporated by reference herein will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, this Item 7.01, including the exhibits incorporated by reference herein, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by specific reference to such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Unsecured Note, dated March 21, 2023, issued by the Registrant in favor of Tim Lee
10.2	Form of Warrant to Purchase Common Shares, to be issued by the Registrant in favor of Tim Lee upon the occurrence of a qualified financing
99.1	Press Release of Wejo Group Limited, dated March 23, 2023
99.2	Investor Presentation of Wejo Group Limited, dated March 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: March 23, 2023

Wejo Group Limited

By:	/s/ John T. Maxwell
John T. Maxwell
Chief Financial Officer and Director